UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 4, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 4, 2025, Cyclacel Pharmaceuticals, Inc. (the “Company”) held the previously announced special meeting of shareholders (the “Special Meeting”) as a virtual meeting, conducted via live audio webcast, in connection with three proposals, as described below and in greater detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on July 25, 2025.

Set forth below is the final voting results for the following single proposal submitted to a vote of the shareholders of the Company at the Special Meeting:

Proposal 1: Proposal to approve of the Issuance of Shares of Cyclacel common stock to Fitters Parent

The following resolution was approved at the Special Meeting:

RESOLVED, the approval of the issuance of Cyclacel common stock to Fitters Parent pursuant to the terms of the Exchange Agreement.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
1,095,988	58.8%	6,691	0.4%	131	0.007%	N/A	N/A

Proposal 2: Proposal to Approve the potential issuance of more than 20% of common stock

The following resolution was approved at the Special Meeting:

RESOLVED, the approval of the potential issuance of more than 20% of the issued and outstanding shares of Cyclacel common stock in connection with the Transaction to comply with Nasdaq Listing Rule 5635(a), is approved.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
1,095,986	58.8%	6,664	0.4%	160	0.008%	N/A	N/A

Proposal 3: Proposal to Approve an amendment to amended and restated certificate of incorporation changing corporate name to Bio Green Med Solution, Inc.

The following resolution was approved at the Special Meeting:

RESOLVED, the approval of an amendment to the amended and restated certificate of incorporation of Cyclacel Pharmaceuticals changing the Cyclacel Pharmaceuticals corporate name to Bio Green Med Solution, Inc., permitting actions by stockholders by written consent and ratifying all prior action by stockholder written consent and opt out of the business combination provisions of Section 203 of the DGCL, is approved.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
1,097,489	58.9%	5,151	0.3%	170	0.008%	N/A	N/A

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 5, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director